VARIABLE ANNUITY RUSSELL 2000® 1.5X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

COMMON STOCKS

GFI Group, Inc.

200

$

11,460

58.7%

Lexington Realty Trust†

790

11,384

Park National Corp.

160

11,336

Strategic Hotels & Resorts,

FINANCIALS 11.6%

Inc.

850

11,160

Nationwide Health Properties,

Omega Healthcare Investors,

Inc.†

750

$

25,312

Inc.

640

11,110

Realty Income Corp.†

860

22,033

United Fire & Casualty Co.

290

10,846

Aspen Insurance Holdings

American Financial Realty

Ltd.†

790

20,840

Trust†

1,330

10,560

Senior Housing Properties

South Financial Group, Inc.

700

10,402

Trust†

860

20,382

Stifel Financial Corp.*†

230

10,327

Waddell & Reed Financial,

Pacific Capital Bancorp†

480

10,320

Inc. — Class A

530

17,029

FelCor Lodging Trust, Inc.†

800

9,624

Platinum Underwriters

Odyssey Re Holdings Corp.

260

9,555

Holdings Ltd.†

520

16,879

Citizens Banking Corp.

760

9,447

IPC Holdings Ltd.†

600

16,800

Renasant Corp.†

410

9,225

Alexandria Real Estate

Safety Insurance Group, Inc.

270

9,215

Equities, Inc.†

180

16,690

Glacier Bancorp, Inc.†

480

9,202

National Retail Properties,

First Merchants Corp.

320

9,133

Inc.†

710

15,655

Tower Group, Inc.†

360

9,061

SVB Financial Group*†

350

15,274

Highwoods Properties, Inc.

290

9,010

Knight Capital Group, Inc. —

Ares Capital Corp.

710

8,925

Class A*†

930

15,103

IBERIABANK Corp.†

200

8,850

Max Capital Group Ltd.†

570

14,928

Acadia Realty Trust

362

8,742

First Industrial Realty Trust,

NewAlliance Bancshares,

Inc.†

470

14,518

Inc.†

710

8,705

Delphi Financial Group, Inc.

Horace Mann Educators

— Class A

490

14,323

Corp.

490

8,565

Entertainment Properties

United Community Banks,

Trust†

290

14,306

Inc.†

500

8,490

Montpelier Re Holdings Ltd.

890

14,284

United America Indemnity

Greenhill & Co., Inc.†

200

13,912

Ltd. - Class A*

440

8,474

Post Properties, Inc.†

360

13,903

Omega Financial Corp.†

270

8,424

BioMed Realty Trust, Inc.

580

13,856

Univest Corp. of

First Niagara Financial

Pennsylvania

320

8,381

Group, Inc.

1,000

13,590

Presidential Life Corp.

480

8,371

Mid-America Apartment

Universal Health Realty

Communities, Inc.

270

13,457

Income Trust

250

8,325

DiamondRock Hospitality Co.

1,030

13,050

First Financial Corp.

270

8,311

Eastgroup Properties, Inc.

270

12,544

SeaBright Insurance

Redwood Trust, Inc.†

340

12,359

Holdings, Inc.*

560

8,249

Extra Space Storage, Inc.

750

12,142

Prospect Capital Corp.†

540

8,219

Assured Guaranty Ltd.†

510

12,107

Navigators Group, Inc.*†

150

8,160

Prosperity Bancshares, Inc.†

420

12,037

Dollar Financial Corp.*

350

8,050

Sunstone Hotel Investors, Inc.

730

11,687

First Community

National Financial Partners

Bancshares/VA, Inc.

220

8,012

Corp.†

520

11,684

First Mercury Financial

Cash America International,

Corp.*

460

8,009

Inc.†

320

11,648

Harleysville National Corp.

550

7,931

Cathay General Bancorp†

560

11,609

Chemical Financial Corp.†

330

7,867

Medical Properties Trust Inc.

680

7,698

1

VARIABLE ANNUITY RUSSELL 2000® 1.5X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

Hercules Technology Growth

ProAssurance Corp.*†

110

$

5,921

Capital, Inc.

700

$

7,602

Phoenix Cos., Inc.

480

5,861

Sterling Bancshares, Inc.

760

7,554

Green Bankshares, Inc.

330

5,838

Umpqua Holding Corp.†

480

7,445

Imperial Capital Bancorp, Inc.

270

5,837

Old Second Bancorp, Inc.

280

7,437

Berkshire Hills Bancorp, Inc.

230

5,794

Marathon Acquisition

Sterling Savings Bank†

370

5,776

Corp.*†

960

7,411

Commerce Group, Inc.

160

5,770

FBL Financial Group, Inc. —

MFA Mortgage Investments,

Class A

260

7,407

Inc.†

890

5,607

Community Bank System,

Susquehanna Bancshares, Inc.

270

5,500

Inc.†

300

7,368

Cedar Shopping Centers, Inc.

450

5,256

Getty Realty Corp.

460

7,328

WesBanco, Inc.

210

5,189

Sovran Self Storage, Inc.†

170

7,261

First Bancorp Puerto Rico†

510

5,182

Provident Financial Services,

Parkway Properties, Inc.†

140

5,174

Inc.†

510

7,211

LaSalle Hotel Properties†

180

5,171

NTR Acquisition Co.*†

750

7,178

NorthStar Realty Finance

Independent Bank Corp.†

690

7,162

Corp.†

630

5,147

Donegal Group, Inc. — Class

West Coast Bancorp

350

5,107

A

410

7,134

Central Pacific Financial

Digital Realty Trust, Inc.†

200

7,100

Corp.

270

5,090

Saul Centers, Inc.

140

7,034

Potlatch Corp.†

120

4,952

Tanger Factory Outlet

Home Properties, Inc.

100

4,799

Centers, Inc.†

180

6,925

Castlepoint Holdings Ltd.

490

4,768

Evercore Partners, Inc. —

Westamerica Bancorporation†

90

4,734

Class A

390

6,923

National Health Investors,

UCBH Holdings, Inc.†

880

6,829

Inc.

150

4,688

Apollo Investment Corp.†

430

6,807

Gramercy Capital Corp./ New

Ramco-Gershenson Properties

York†

220

4,605

Trust

320

6,755

Winthrop Realty Trust†

1,110

4,573

Texas Capital Bancshares,

Kohlberg Capital Corp.

440

4,567

Inc.*†

400

6,752

Ezcorp, Inc. — Class A*

370

4,555

Sandy Spring Bancorp, Inc.†

240

6,605

Sierra Bancorp†

210

4,538

Agree Realty Corp.†

240

6,588

AmericanWest Bancorp†

510

4,447

DCT Industrial Trust, Inc.†

660

6,574

GMH Communities Trust

510

4,427

GAMCO Investors, Inc. —

1st Source Corp.

210

4,421

Class A

130

6,547

JER Investors Trust, Inc.†

520

4,410

Oriental Financial Group

330

6,504

Associated Estates Realty

Mission West Properties

680

6,426

Corp.

380

4,347

optionsXpress Holdings, Inc.

310

6,420

LandAmerica Financial

FirstMerit Corp.†

310

6,405

Group, Inc.†

110

4,342

FNB Corp.†

410

6,400

Bank Mutual Corp.

400

4,296

World Acceptance Corp.*

200

6,370

First Charter Corp.

160

4,274

Banco Latinoamericano de

Healthcare Realty Trust, Inc.

160

4,184

Exportaciones SA

410

6,314

Midwest Banc Holdings,

First Bancorp

310

6,178

Inc.†

320

4,090

CNA Surety Corp.*

400

6,152

Integra Bank Corp.

250

4,050

Ashford Hospitality Trust,

BankAtlantic Bancorp, Inc.

Inc.†

1,080

6,134

— Class A

1,030

4,027

United Bankshares, Inc.

230

6,130

Washington Real Estate

Federal Agricultural

Investment Trust†

120

4,010

Mortgage Corp.

230

6,003

2

VARIABLE ANNUITY RUSSELL 2000® 1.5X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

Royal Bancshares of

Old National Bancorp†

120

$

2,160

Pennsylvania, Inc. —

Cohen & Steers, Inc.†

80

2,119

Class A†

270

$

3,907

Sterling Financial Corp.*

120

2,094

CompuCredit Corp.*†

440

3,903

Pennsylvania Real Estate

First State Bancorporation

290

3,883

Investment Trust

80

1,951

International Bancshares

Hilb Rogal & Hobbs Co.

60

1,888

Corp.

170

3,839

Franklin Bank Corp.*†

570

1,727

Boston Private Financial

Franklin Street Properties

Holdings, Inc.†

360

3,812

Corp., Inc.

120

1,718

Frontier Financial Corp.†

210

3,713

Portfolio Recovery

Corporate Office Properties

Associates, Inc.

40

1,716

Trust SBI

110

3,697

U-Store-It Trust†

140

1,586

Anthracite Capital, Inc.†

560

3,696

Meadowbrook Insurance

Anworth Mortgage Asset

Group, Inc.

200

1,562

Corp.†

589

3,611

MB Financial Corp.

50

1,539

TrustCo Bank Corp.†

400

3,556

Ocwen Financial Corp.*

330

1,465

RAIT Financial Trust†

500

3,470

Harleysville Group, Inc.

40

1,444

National Penn Bancshares,

Inland Real Estate Corp.

90

1,369

Inc.

190

3,456

Community Bancorp*

100

1,356

Hersha Hospitality Trust

380

3,431

United Security

Advanta Corp.

480

3,374

Bancshares/Fresno CA†

80

1,344

First Midwest Bancorp, Inc.†

120

3,332

Interactive Brokers Group,

Resource Capital Corp.†

430

3,255

Inc. — Class A*

50

1,284

Hallmark Financial Services,

Hancock Holding Co.

30

1,261

Inc.*

290

3,236

Trustmark Corp.†

50

1,114

PFF Bancorp, Inc.†

380

3,162

Grubb & Ellis Co.

160

1,099

Selective Insurance Group,

Argo Group International

Inc.

130

3,104

Holdings Ltd.*

30

1,066

Security Bank Corp.†

390

3,101

Cousins Properties, Inc.

40

988

MarketAxess Holdings,

Equity Lifestyle Properties,

Inc.*†

310

3,081

Inc.

20

987

Hanmi Financial Corp.

410

3,030

LTC Properties, Inc.

30

771

Glimcher Realty Trust

240

2,870

RLI Corp.

10

496

Zenith National Insurance

Urstadt Biddle Properties, Inc.

30

472

Corp.

80

2,869

Great Southern Bancorp, Inc.

30

468

Amerisafe, Inc.*

210

2,654

Bankunited Financial Corp.

Advance America Cash

— Class A†

90

451

Advance Centers, Inc.

340

2,567

Crystal River Capital, Inc.†

50

447

FCStone Group, Inc.*

90

2,493

Provident Bankshares Corp.

40

430

UMB Financial Corp.†

60

2,472

Santander BanCorp

40

404

Columbia Banking Systems,

Centerline Holding Co.†

90

365

Inc.

110

2,462

Flagstone Reinsurance

City Bank

110

2,450

Holdings

30

363

eHealth, Inc.*

110

2,428

Simmons First National Corp.

10

297

First Community Bancorp

90

2,417

FX Real Estate and

Irwin Financial Corp.†

450

2,390

Entertainment, Inc.*

50

294

Bancfirst Corp.

50

2,289

Stewart Information Services

Arbor Realty Trust, Inc.†

150

2,262

Corp.

10

280

Triad Guaranty, Inc.*†

450

2,250

Deerfield Capital Corp.

51

72

Newcastle Investment Corp.†

270

2,230

Total Financials

________

1,435,173

SWS Group, Inc.†

180

2,201

3

VARIABLE ANNUITY RUSSELL 2000® 1.5X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

INFORMATION TECHNOLOGY 10.5%

SPSS, Inc.*

270

$

10,471

Micros Systems, Inc.*†

680

$

22,889

Sohu.com, Inc.*

230

10,380

Itron, Inc.*

250

22,557

United Online, Inc.†

930

9,821

Sybase, Inc.*

800

21,040

Blue Coat Systems, Inc.*

440

9,698

Flir Systems, Inc.*†

680

20,461

ATMI, Inc.*†

340

9,462

Ansys, Inc.*†

570

19,676

Methode Electronics, Inc. —

Polycom, Inc.*

860

19,384

Class A

800

9,352

Equinix, Inc.*†

290

19,282

Standard Microsystems

Anixter International, Inc.*†

290

18,572

Corp.*

320

9,338

Jack Henry & Associates, Inc.

730

18,009

Semtech Corp.*†

650

9,314

ON Semiconductor Corp.*†

2,794

15,870

Electronics for Imaging, Inc.*

620

9,250

Parametric Technology

Lawson Software, Inc.*†

1,210

9,111

Corp.*

990

15,820

Zoran Corp.*†

660

9,016

VistaPrint Ltd.*†

440

15,378

TTM Technologies, Inc.*†

780

8,830

Emulex Corp.*†

900

14,616

Heartland Payment Systems,

SAIC, Inc.*

780

14,500

Inc.†

380

8,744

Benchmark Electronics,

EMS Technologies, Inc.*

320

8,685

Inc.*†

780

14,001

Quality Systems, Inc.†

290

8,662

MPS Group, Inc.*†

1,160

13,711

Brightpoint, Inc.*

1,030

8,611

Informatica Corp.*

790

13,477

JDA Software Group, Inc.*†

470

8,577

Foundry Networks, Inc.*†

1,160

13,433

Entegris, Inc.*

1,180

8,484

CACI International, Inc. —

Concur Technologies, Inc.*

270

8,383

Class A*†

290

13,209

InfoSpace, Inc.

720

8,330

Progress Software Corp.*†

440

13,165

Technitrol, Inc.

360

8,327

Atheros Communications,

Arris Group, Inc.*

1,430

8,323

Inc.*

630

13,129

Vignette Corp.*†

630

8,322

j2 Global Communications,

Netlogic Microsystems, Inc.*

340

8,208

Inc.*†

580

12,946

Interwoven, Inc.*

760

8,117

Perot Systems Corp. — Class

Epicor Software Corp.*†

720

8,064

A*†

860

12,934

OSI SYSTEMS INC*

350

8,057

TIBCO Software, Inc.*

1,770

12,638

Tyler Technologies, Inc.*

570

7,969

Amkor Technology, Inc.*†

1,180

12,626

Integral Systems, Inc.

270

7,892

SRA International, Inc. —

3Com Corp.*†

3,380

7,740

Class A*†

510

12,398

SYNTEL INC†

290

7,728

Mantech International Corp.

Ariba, Inc.*

800

7,728

— Class A*

270

12,247

Macrovision Corp.*

560

7,560

Scansource, Inc.*†

330

11,943

Faro Technologies, Inc.*

240

7,483

ValueClick, Inc.*†

690

11,902

Avocent Corp.*†

430

7,267

Checkpoint Systems, Inc.*

440

11,814

Cass Information Systems,

Plantronics, Inc.

610

11,779

Inc.

220

6,943

OmniVision Technologies,

CMGI, Inc.*

520

6,895

Inc.*†

680

11,438

Sycamore Networks, Inc.*

1,880

6,881

Nuance Communications,

SonicWALL, Inc.*

830

6,781

Inc.*†

650

11,316

Digi International, Inc.*

580

6,693

Plexus Corp.*†

400

11,220

CTS Corp.

620

6,634

Euronet Worldwide, Inc.*†

570

10,978

Imergent, Inc.

570

6,492

PMC - Sierra, Inc.*†

1,910

10,887

Electro Scientific Industries,

Skyworks Solutions, Inc.*†

1,480

10,774

Inc.*

390

6,427

Sigma Designs, Inc.*†

470

10,655

Take-Two Interactive

Cabot Microelectronics

Software, Inc.*

250

6,380

Corp.*

330

10,609

Rimage Corp.*

290

6,351

4

VARIABLE ANNUITY RUSSELL 2000® 1.5X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

RF Micro Devices, Inc.*

2,380

$

6,331

AsiaInfo Holdings, Inc.*

330

$

3,584

Multi-Fineline Electronix,

DSP Group, Inc.*

280

3,567

Inc.*†

330

6,194

LoopNet, Inc.*†

280

3,556

Monolithic Power Systems,

TheStreet.com, Inc.

440

3,555

Inc.*

350

6,170

Exar Corp.*

430

3,539

FEI Co.*

280

6,112

ADTRAN, Inc.†

190

3,515

Blackbaud, Inc.

250

6,070

Marchex, Inc.†

350

3,493

Cirrus Logic, Inc.*

900

6,048

Immersion Corp.*

490

3,484

SYKES Enterprises, Inc.*

340

5,981

KEMET Corp.*†

860

3,474

RealNetworks, Inc.*

1,040

5,959

Manhattan Associates, Inc.*

150

3,440

Pericom Semiconductor

DealerTrack Holdings, Inc.*

170

3,437

Corp.*

400

5,872

Tessera Technologies, Inc.*†

160

3,328

Omniture, Inc.*†

250

5,802

Trident Microsystems, Inc.*†

640

3,296

Synaptics, Inc.*†

240

5,731

THQ, Inc.*†

150

3,270

Netgear, Inc.*†

280

5,586

Smart Modular Technologies

Imation Corp.†

240

5,458

WWH, Inc.*

510

3,167

Insight Enterprises, Inc.*†

310

5,425

LoJack Corp.*

250

3,160

Oplink Communications,

Rofin-Sinar Technologies,

Inc.*

610

5,411

Inc.*

70

3,143

Microsemi Corp.*†

230

5,244

Rudolph Technologies, Inc.*†

320

3,126

Micrel, Inc.

560

5,191

Gartner, Inc. — Class A*†

160

3,094

Art Technology Group, Inc.*

1,325

5,141

Greenfield Online, Inc.*

260

3,084

Mattson Technology, Inc.*

830

5,055

Harmonic, Inc.*

400

3,040

ViaSat, Inc.*

230

4,996

Mentor Graphics Corp.*

340

3,002

Dycom Industries, Inc.*

410

4,924

Wind River Systems, Inc.*†

380

2,941

CSG Systems International,

The Knot, Inc.*†

250

2,938

Inc.*

410

4,662

Cybersource Corp.*

200

2,922

Mastec, Inc.*

560

4,598

Ciber, Inc.*

590

2,891

Super Micro Computer, Inc.*

540

4,509

SI International, Inc.*

150

2,879

iGate Corp.*

630

4,486

CPI International, Inc.*

290

2,877

Intermec, Inc.*

200

4,438

Cognex Corp.

130

2,838

Novatel Wireless, Inc.*

450

4,356

Kulicke & Soffa Industries,

Palm, Inc.†

860

4,300

Inc.*

590

2,820

Loral Space &

L-1 Identity Solutions, Inc.*†

210

2,793

Communications, Inc.*

180

4,291

Vasco Data Security

Ultra Clean Holdings*

420

4,116

International*

200

2,736

Photronics, Inc.*†

430

4,106

Digital River, Inc.*

80

2,478

Cogent, Inc.*

430

4,055

Black Box Corp.

80

2,468

MAXIMUS, Inc.

110

4,038

Wright Express Corp.*

80

2,458

infoUSA, Inc. — Class B

660

4,033

Synchronoss Technologies,

Ness Technologies, Inc.*

420

3,986

Inc.*

120

2,404

S1 Corp.*†

560

3,982

MercadoLibre, Inc.*†

60

2,386

Hutchinson Technology, Inc.*

250

3,977

SiRF Technology Holdings,

Newport Corp.*

340

3,798

Inc.*

460

2,341

Sonus Networks, Inc.*

1,100

3,784

Comtech

Extreme Networks, Inc.*

1,210

3,751

Telecommunications

Hittite Microwave Corp.*†

100

3,742

Corp.*†

60

2,340

Brooks Automation, Inc.*†

380

3,694

Formfactor, Inc.*†

120

2,292

Radiant Systems, Inc.*

260

3,632

CNET Networks, Inc.*

320

2,272

Triquint Semiconductor, Inc.*

710

3,593

LivePerson, Inc.*

730

2,263

Adaptec, Inc.*

1,220

3,587

Chordiant Software, Inc.*

360

2,171

Anadigics, Inc.*†

330

2,165

5

VARIABLE ANNUITY RUSSELL 2000® 1.5X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

Network Equipment

IHS, Inc.*

220

$

14,148

Technologies, Inc.*

270

$

1,774

Baldor Electric Co.

500

14,000

Echelon Corp.*

130

1,755

Wabtec Corp.†

370

13,934

Agilysys, Inc.

140

1,624

Herman Miller, Inc.†

560

13,759

Daktronics, Inc.†

90

1,612

Genco Shipping & Trading

Perficient, Inc.*

190

1,509

Ltd.†

240

13,543

MicroStrategy, Inc. — Class

United Stationers, Inc.*†

280

13,356

A*

20

1,480

Regal-Beloit Corp.†

360

13,187

SAVVIS, Inc.*

90

1,464

Mueller Industries, Inc.

440

12,694

Internap Network Services

Watsco, Inc.†

290

12,012

Corp.*

280

1,389

GrafTech International Ltd.*

720

11,671

Taleo Corp.*†

70

1,358

Triumph Group, Inc.†

200

11,386

Comtech Group, Inc.*

120

1,295

Forward Air Corp.†

320

11,341

TiVo, Inc.*

130

1,139

Astec Industries, Inc.*†

290

11,240

Global Cash Access

Middleby Corp.*†

180

11,230

Holdings, Inc.*

190

1,113

Interface, Inc. — Class A

740

10,397

MKS Instruments, Inc.*†

50

1,070

G & K Services, Inc. — Class

Littelfuse, Inc.*

30

1,049

A

290

10,327

Bankrate, Inc.*

20

998

Columbus McKinnon Corp.

Cavium Networks, Inc.*

60

984

— Class A*†

320

9,914

Avid Technology, Inc.*†

40

974

HUB Group, Inc. — Class

Interactive Intelligence, Inc.*

80

942

A*†

300

9,867

ExlService Holdings, Inc.*

40

918

School Specialty, Inc.*

310

9,777

Net 1 UEPS Technologies,

Watson Wyatt & Co.

Inc.*

40

902

Holdings†

170

9,647

Measurement Specialties,

Republic Airways Holdings,

Inc.*

50

874

Inc.*

440

9,530

Tekelec*

70

872

Horizon Lines, Inc. — Class

Sapient Corp.*

100

696

A

510

9,491

PC Connection, Inc.*

60

475

Ameron International Corp.

100

9,353

Ultimate Software Group,

Perini Corp.*†

250

9,058

Inc.*

10

301

Viad Corp.†

250

9,003

Total Information Technology

________

1,305,873

Rush Enterprises, Inc. - Class

A*†

565

8,950

INDUSTRIALS 8.4%

Tecumseh Products Co. —

Bucyrus International, Inc. —

Class A*

290

8,897

Class A

300

30,495

Robbins & Myers, Inc.

270

8,816

FTI Consulting, Inc.*

330

23,443

Cenveo, Inc.*†

800

8,368

Curtiss-Wright Corp.†

430

17,836

Huron Consulting Group,

Acuity Brands, Inc.†

410

17,609

Inc.*

200

8,310

Valmont Industries, Inc.

190

16,699

Comfort Systerms USA, Inc.

620

8,066

Actuant Corp. — Class A†

540

16,313

Waste Connections, Inc.*†

260

7,992

Belden, Inc.

460

16,247

Teletech Holdings, Inc.*

350

7,861

Teledyne Technologies, Inc.*

330

15,510

CDI Corp.

310

7,766

Esterline Technologies

CoStar Group, Inc.*

180

7,740

Corp.*†

300

15,111

Universal Forest Products,

EMCOR Group, Inc.*

660

14,659

Inc.

240

7,728

Walter Industries, Inc.†

230

14,405

Hexcel Corp.*†

400

7,644

Applied Industrial

Standex International Corp.

340

7,596

Technologies, Inc.

480

14,347

Superior Essex, Inc.*

260

7,311

Eagle Bulk Shipping, Inc.†

550

14,168

Deluxe Corp.

380

7,300

6

VARIABLE ANNUITY RUSSELL 2000® 1.5X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

UAP Holding Corp.

190

$

7,285

NCI Building Systems, Inc.*

190

$

4,598

Encore Wire Corp.

400

7,284

Navigant Consulting, Inc.*†

240

4,555

American Commercial Lines,

Barrett Business Services,

Inc.*

460

7,268

Inc.

260

4,454

EnPro Industries, Inc.*

230

7,174

LSI Industries, Inc.

330

4,359

Orbital Sciences Corp.*†

290

6,989

American Reprographics Co.*

290

4,304

Woodward Governor Co.

260

6,947

American Superconductor

TBS International Ltd. —

Corp.*†

180

4,174

Class A*

230

6,946

Ampco-Pittsburgh Corp.

90

3,869

Federal Signal Corp.†

490

6,840

Pike Electric Corp.*

270

3,761

Heidrick & Struggles

Briggs & Stratton Corp.†

210

3,759

International, Inc.

210

6,831

Alaska Air Group, Inc.*†

180

3,532

Simpson Manufacturing Co.,

Tetra Tech, Inc.*

180

3,512

Inc.†

250

6,795

Heico Corp.†

70

3,413

Michael Baker Corp.*

300

6,738

Aecom Technology Corp.*

130

3,381

PHH Corp.*

380

6,623

Dollar Thrifty Automotive

Mueller Water Products, Inc.

Group, Inc.*

240

3,274

- Class A

800

6,544

First Advantage Corp. —

Nordson Corp.

120

6,462

Class A*

150

3,179

Clarcor, Inc.

180

6,399

Geo Group, Inc.*

110

3,128

PeopleSupport, Inc.*

700

6,384

IKON Office Solutions, Inc.

410

3,116

Kaman Corp. — Class A

220

6,224

Knoll, Inc.†

270

3,116

AirTran Holdings, Inc.*

940

6,204

Nuco2, Inc.*

110

3,055

Lindsay Manufacturing Co.†

60

6,148

LB Foster Co. — Class A*

70

3,014

American Railcar Industries,

Taser International, Inc.*†

300

2,820

Inc.†

300

6,099

Consolidated Graphics, Inc.*†

50

2,803

Schawk, Inc.

370

5,916

Energy Conversion Devices,

Pacer International, Inc.

360

5,915

Inc.*†

90

2,691

Apogee Enterprises, Inc.†

380

5,852

Greenbrier Cos., Inc.†

100

2,652

Tredegar Corp.

320

5,827

Sun Hydraulics Corp.

90

2,634

Chart Industries, Inc.*

170

5,753

Dynamic Materials Corp.†

60

2,592

Gibraltar Industries, Inc.

490

5,748

Griffon Corp.*

300

2,580

Administaff, Inc.

240

5,666

SkyWest, Inc.

120

2,534

Spherion Corp.*

910

5,569

Pinnacle Airlines Corp.*

290

2,532

Kenexa Corp. — Class A*

300

5,544

Standard Register Co.

320

2,493

Arkansas Best Corp.†

170

5,416

COMSYS IT Partners, Inc.*

290

2,453

Kforce, Inc.*

600

5,304

Preformed Line Products Co.

50

2,434

Volt Information Sciences,

Evergreen Solar, Inc.*†

260

2,410

Inc.*

310

5,258

Ceradyne, Inc.*†

70

2,237

Celadon Group, Inc.*†

540

5,227

Kaydon Corp.

50

2,196

Tennant Co.

130

5,175

American Science &

DynCorp International, Inc. -

Engineering, Inc.

40

2,183

Class A*†

310

5,171

Mine Safety Appliances Co.

50

2,060

ESCO Technologies, Inc.*†

130

5,164

Twin Disc, Inc.

130

2,057

JetBlue Airways Corp.*†

890

5,162

Clean Harbors, Inc.*

30

1,950

TrueBlue, Inc.*

380

5,107

Raven Industries, Inc.

60

1,818

Moog, Inc. — Class A*†

120

5,065

Resources Connection, Inc.

100

1,787

Brady Corp. — Class A

150

5,015

American Ecology Corp.

70

1,773

Cubic Corp.

170

4,833

Beacon Roofing Supply, Inc.*

150

1,500

TransDigm Group, Inc.*

130

4,817

Team, Inc.*

50

1,365

Wabash National Corp.†

530

4,765

AAR Corp.*

50

1,364

Granite Construction, Inc.

40

1,308

7

VARIABLE ANNUITY RUSSELL 2000® 1.5X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

Badger Meter, Inc.

30

$

1,296

Magellan Health Services,

Stanley, Inc.*

40

1,178

Inc.*†

370

$

14,685

Barnes Group, Inc.

50

1,148

Applera Corp. - Celera

On Assignment, Inc.*

180

1,143

Group*†

890

13,083

Albany International Corp. —

Parexel International Corp.*

500

13,050

Class A

30

1,084

Medicis Pharmaceutical Corp.

Rollins, Inc.

60

1,061

— Class A†

660

12,995

Genesee & Wyoming, Inc. —

Sunrise Senior Living, Inc.*

570

12,700

Class A*†

30

1,032

LifeCell Corp.*

300

12,609

Flow International Corp.*

110

1,022

Amedisys, Inc.*†

320

12,589

Insituform Technologies, Inc.

Cubist Pharmaceuticals,

— Class A*

70

968

Inc.*†

680

12,526

ICT Group, Inc.*

90

908

Valeant Pharmaceuticals

Mobile Mini, Inc.*

40

760

International*†

960

12,317

Gencorp, Inc.*

70

720

Martek Biosciences Corp.*†

390

11,922

Healthcare Services Group

30

619

Analogic Corp.

170

11,312

Force Protection, Inc.*

280

563

Alexion Pharmaceuticals,

Advisory Board Co.*

10

549

Inc.*†

190

11,267

Cascade Corp.

10

493

KV Pharmaceutical Co.*†

450

11,232

Integrated Electrical Services,

NuVasive, Inc.*†

320

11,043

Inc.*

30

471

Eclipsys Corp.*

560

10,982

FuelCell Energy, Inc.*

70

466

Affymetrix, Inc.*†

630

10,968

Powell Industries, Inc.*

10

394

Alkermes, Inc.*†

920

10,930

II-VI, Inc.*

10

380

Bruker BioSciences Corp.*†

660

10,157

Watts Industries, Inc. —

Sciele Pharma, Inc.*†

520

10,140

Class A†

10

280

Medarex, Inc.*

1,140

10,089

ABM Industries, Inc.

10

224

ArthroCare Corp.*†

300

10,005

Knight Transportation, Inc.

10

165

Healthways, Inc.*

280

9,895

Coleman Cable, Inc.*

10

110

The Trizetto Group, Inc.*†

590

9,847

Total Industrials

________

1,036,318

Cepheid, Inc.*†

400

9,756

Conmed Corp.*†

380

9,743

HEALTH CARE 8.2%

Chemed Corp.

230

9,706

Hologic, Inc.*

890

49,484

Sun Healthcare Group, Inc.*

720

9,461

Perrigo Co.†

650

24,524

Phase Forward, Inc.*†

550

9,394

BioMarin Pharmaceuticals,

Invacare Corp.

410

9,135

Inc.*†

660

23,344

Vital Signs, Inc.

180

9,117

Illumina, Inc.*†

270

20,493

Zoll Medical Corp.*

340

9,041

OSI Pharmaceuticals, Inc.*†

520

19,443

Apria Healthcare Group,

Inverness Medical

Inc.*†

450

8,887

Innovations, Inc.*†

630

18,963

Medicines Co.*

430

8,686

Myriad Genetics, Inc.*†

440

17,728

Kendle International, Inc.*

190

8,535

Psychiatric Solutions, Inc.*†

520

17,638

AmSurg Corp.*

360

8,525

United Therapeutics Corp.*†

190

16,473

Providence Service Corp.*

280

8,400

Steris Corp.†

610

16,366

PharmaNet Development

Varian Inc.*

280

16,218

Group, Inc.*†

330

8,326

Bio-Rad Laboratories, Inc. —

Merit Medical Systems, Inc.*

510

8,073

Class A*

180

16,011

Natus Medical, Inc.*†

440

7,986

Owens & Minor, Inc.†

390

15,343

Sirona Dental Systems, Inc.*†

290

7,821

Meridian Bioscience, Inc.†

450

15,043

National Healthcare Corp.

160

7,792

AMERIGROUP Corp.*

550

15,031

eResearch Technology, Inc.*

610

7,576

Omnicell, Inc.*

370

7,437

8

VARIABLE ANNUITY RUSSELL 2000® 1.5X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

Angiodynamics, Inc.*

630

$

7,283

Regeneron Pharmaceuticals,

AMN Healthcare Services,

Inc.*†

180

$

3,454

Inc.*

470

7,247

OraSure Technologies, Inc.*

470

3,436

Par Pharmaceutical Cos.,

RehabCare Group, Inc.*

220

3,300

Inc.*†

410

7,130

Healthsouth Corp.*

180

3,202

SonoSite, Inc.*

250

7,107

Ariad Pharmaceuticals, Inc.*

880

2,966

Onyx Pharmaceuticals, Inc.*†

240

6,967

Human Genome Sciences,

Align Technology, Inc.*

620

6,888

Inc.*†

470

2,768

Bentley Pharmaceuticals,

Volcano Corp.*

210

2,625

Inc.*†

420

6,825

Nighthawk Radiology

Cynosure, Inc.*†

320

6,816

Holdings, Inc.*

270

2,527

Albany Molecular Research,

Neurocrine Biosciences,

Inc.*

560

6,798

Inc.*†

420

2,268

Medical Action Industries,

Alpharma, Inc. — Class A*†

80

2,097

Inc.*

410

6,736

Noven Pharmaceuticals, Inc.*

230

2,065

Res-Care, Inc.*

390

6,689

Conceptus, Inc.*

110

2,042

Nektar Therapeutics*

940

6,524

Enzon Pharmaceuticals, Inc.*

210

1,934

Viropharma, Inc.*

710

6,347

Abaxis, Inc.*†

80

1,854

Symmetry Medical, Inc.*†

380

6,308

Halozyme Therapeutics, Inc.*

290

1,844

Centene Corp.*

440

6,134

Obagi Medical Products,

Molina Healthcare, Inc.*†

250

6,105

Inc.*

200

1,736

SurModics, Inc.*†

140

5,863

Emergency Medical Services

inVentiv Health, Inc.*†

190

5,474

Corp. — Class A*

70

1,728

Air Methods Corp.*

110

5,321

RTI Biologics, Inc.*†

170

1,607

Cantel Medical Corp.*

490

5,204

Thoratec Corp.*

110

1,572

Universal American Financial

Mentor Corp.†

60

1,543

Corp.*

490

5,194

Alnylam Pharmaceuticals,

American Medical Systems

Inc.*

60

1,464

Holdings, Inc.*†

350

4,967

Allscripts Healthcare

Haemonetics Corp.*

80

4,766

Solutions, Inc.*

140

1,445

Quidel Corp.*

290

4,657

Corvel Corp.*

40

1,224

Isis Pharmaceuticals, Inc.*

330

4,656

Cutera, Inc.*

90

1,212

Auxilium Pharmaceuticals,

PSS World Medical, Inc.*†

70

1,166

Inc.*†

170

4,546

Emergent Biosolutions, Inc.*

130

1,160

Nabi Biopharmaceuticals*

1,120

4,502

Wright Medical Group, Inc.*

40

966

West Pharmaceutical

LCA-Vision, Inc.

70

875

Services, Inc.†

100

4,423

Orthofix International NV*†

20

795

Medcath Corp.*

240

4,368

Matria Healthcare, Inc.*

30

669

HMS Holdings Corp.*

150

4,283

American Dental Partners,

Healthspring, Inc.*

300

4,224

Inc.*†

60

580

Dendreon Corp.*†

850

4,097

HealthExtras, Inc.*

20

497

Salix Pharmaceuticals Ltd.*†

650

4,082

Savient Pharmaceuticals,

Immucor, Inc.*†

190

4,055

Inc.*†

20

400

Cypress Bioscience, Inc.*†

560

4,010

Total Health Care

________

1,016,429

Cross Country Healthcare,

Inc.*

320

3,958

CONSUMER DISCRETIONARY 7.8%

Dionex Corp.*

50

3,850

Priceline.com, Inc.*†

250

30,215

Seattle Genetics, Inc.*

420

3,822

Chipotle Mexican Grill, Inc.*

230

22,331

Datascope Corp.

90

3,729

DeVry, Inc.†

480

20,083

Geron Corp.*†

740

3,611

Sotheby's†

640

18,502

Aeropostale, Inc.*†

620

16,808

Lear Corp.*

630

16,323

9

VARIABLE ANNUITY RUSSELL 2000® 1.5X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

Bally Technologies Inc.*†

460

$

15,796

Ethan Allen Interiors, Inc.†

280

$

7,960

Polaris Industries, Inc.†

370

15,174

Dress Barn, Inc.*†

600

7,764

Deckers Outdoor Corp.*

140

15,095

Collective Brands, Inc.*

640

7,757

J. Crew Group, Inc.*†

340

15,018

Russ Berrie & Co., Inc.*†

530

7,452

LKQ Corp.*†

660

14,830

Men's Wearhouse, Inc.

310

7,214

Wolverine World Wide, Inc.

510

14,795

Perry Ellis International,

Jack in the Box, Inc.*

550

14,778

Inc.*†

330

7,204

Rent-A-Center, Inc.*†

780

14,313

Hooker Furniture Corp.†

320

7,149

Tenneco, Inc.*†

510

14,249

Monaco Coach Corp.

750

7,110

WMS Industries, Inc.*†

380

13,669

Christopher & Banks Corp.†

670

6,693

Fossil, Inc.*†

400

12,216

Stewart Enterprises, Inc. —

Bright Horizons Family

Class A†

1,040

6,677

Solutions, Inc.*†

280

12,051

Skechers U.S.A., Inc. —

Iconix Brand Group, Inc.*†

670

11,624

Class A*

330

6,669

Callaway Golf Co.†

780

11,450

Monro Muffler Brake, Inc.†

380

6,422

American Greetings Corp. —

Cherokee, Inc.

190

6,397

Class A

610

11,315

Gymboree Corp.*

160

6,381

American Axle &

Matthews International Corp.

Manufacturing Holdings,

— Class A†

130

6,273

Inc.

550

11,275

Marvel Entertainment, Inc.*†

230

6,162

Zale Corp.*†

570

11,263

Drew Industries, Inc.*

250

6,115

Scholastic Corp.*†

370

11,200

DSW, Inc.*†

460

5,957

Cooper Tire & Rubber Co.

740

11,078

Furniture Brands

Bob Evans Farms, Inc.†

400

11,036

International, Inc.†

490

5,733

Gemstar-TV Guide

The Warnaco Group, Inc.*†

140

5,522

International, Inc.*†

2,340

10,998

FTD Group, Inc.

410

5,502

Exide Technologies*†

830

10,873

Capella Education Co.*†

100

5,460

Red Robin Gourmet Burgers,

ArvinMeritor, Inc.†

430

5,379

Inc.*†

280

10,520

Charming Shoppes, Inc.*†

1,110

5,361

P.F. Chang's China Bistro,

Under Armour, Inc.*†

140

5,124

Inc.*†

360

10,238

G-III Apparel Group Ltd.*

360

4,831

Life Time Fitness, Inc.*†

320

9,987

Pacific Sunwear of California,

Interactive Data Corp.†

330

9,395

Inc.*

380

4,792

Buckle, Inc.†

210

9,393

INVESTools, Inc.*

430

4,726

Netflix, Inc.*

270

9,355

Entravision Communications

Tupperware Brands Corp.†

240

9,283

Corp. — Class A*

690

4,595

Valassis Communications,

CSK Auto Corp.*†

480

4,469

Inc.*†

850

9,222

Quiksilver, Inc.*†

450

4,415

Strayer Education, Inc.

60

9,150

Stage Stores, Inc.

270

4,374

Unifirst Corp.†

240

8,902

Lululemon Athletica, Inc.*

150

4,265

Superior Industries

Marcus Corp.†

220

4,224

International, Inc.†

420

8,715

Fred's, Inc.

410

4,203

Blyth, Inc.

420

8,282

Ambassadors Group, Inc.

220

4,156

La-Z-Boy, Inc.

990

8,257

Live Nation, Inc.*

340

4,124

Cox Radio Inc. — Class A*

690

8,197

Brown Shoe Co., Inc.

270

4,069

World Wrestling

Maidenform Brands, Inc.*

240

3,905

Entertainment, Inc.

440

8,188

Cato Corp. — Class A†

260

3,884

Champion Enterprises, Inc.*†

810

8,124

Beazer Homes USA, Inc.†

410

3,875

Winnebago Industries, Inc.†

480

8,112

Pinnacle Entertainment, Inc.*

300

3,840

Tempur-Pedic International,

Corinthian Colleges, Inc.*†

520

3,760

Inc.†

730

8,030

Ruby Tuesday, Inc.†

500

3,750

10

VARIABLE ANNUITY RUSSELL 2000® 1.5X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

Texas Roadhouse, Inc.*†

380

$

3,724

Jos. A. Bank Clothiers,

Buffalo Wild Wings, Inc.*

150

3,675

Inc.*†

70

$

1,435

MarineMax, Inc.*

290

3,613

A.C. Moore Arts & Crafts,

Amerigon, Inc.*

240

3,552

Inc.*

210

1,432

Systemax, Inc.†

290

3,497

Entercom Communications

Sealy Corp.†

460

3,496

Corp.†

140

1,390

Bluegreen Corp.*

520

3,484

Sally Beauty Holdings, Inc.*

200

1,380

DG FastChannel, Inc.*

180

3,452

Jakks Pacific, Inc.*

50

1,379

Conn's, Inc.*†

210

3,425

Martha Stewart Omnimedia,

AFC Enterprises, Inc.*

380

3,416

Inc.*†

170

1,263

Vail Resorts, Inc.*†

70

3,380

Morningstar, Inc.*

20

1,227

Noble International Ltd.

540

3,375

CPI Corp.

70

1,209

1-800-FLOWERS.com, Inc.*

370

3,149

Cumulus Media, Inc. — Class

CKE Restaurants, Inc.

280

3,142

A*

188

1,199

Belo Corp. — Class A

290

3,065

Media General, Inc.†

80

1,122

Group 1 Automotive, Inc.†

130

3,052

Zumiez, Inc.*†

70

1,098

Spartan Motors, Inc.

360

3,046

Volcom, Inc.*

50

1,011

Triarc Cos., Inc. — Class B

440

3,040

BJ's Restaurants, Inc.*

70

1,009

Genesco, Inc.*†

130

3,004

Salem Communications Corp.

O'Charleys, Inc.

260

2,995

— Class A

230

922

Lin TV Corp. — Class A*

310

2,979

Town Sports International

Journal Communications, Inc.

Holdings, Inc.*

130

833

— Class A

400

2,952

McCormick & Schmick's

Jo-Ann Stores, Inc.*

200

2,946

Seafood Restaurants, Inc.*

70

816

Multimedia Games, Inc.*

550

2,937

Domino's Pizza, Inc.

60

809

Hayes Lemmerz International,

Ambassadors International†

100

741

Inc.*

1,030

2,874

Charlotte Russe Holding,

Sonic Corp.*†

130

2,865

Inc.*

40

694

NexCen Brands, Inc.*

810

2,778

Aaron Rents, Inc.

30

646

Build-A-Bear Workshop,

Borders Group, Inc.†

110

646

Inc.*†

290

2,636

Hibbett Sports Inc.*†

40

618

Lee Enterprises, Inc.†

260

2,603

Overstock.com, Inc.*†

50

596

Helen of Troy Ltd.*

150

2,516

Aftermarket Technology

Sonic Automotive, Inc.

120

2,466

Corp.*

30

583

Children's Place Retail Stores,

Retail Ventures, Inc.*

120

582

Inc.*

100

2,456

Benihana, Inc.*

50

564

Sauer, Inc.†

110

2,435

Citi Trends, Inc.*

30

554

Premier Exhibitions, Inc.*

400

2,416

Ameristar Casinos, Inc.

30

548

CKX, Inc.*

240

2,285

Avatar Holdings, Inc.*

10

436

Global Sources Ltd.*†

150

2,228

99 Cents Only Stores*†

40

396

Arbitron, Inc.

50

2,158

CBRL Group, Inc.

10

358

Pre-Paid Legal Services, Inc.*

50

2,121

M/I Homes, Inc.†

20

340

Carter's, Inc.*

130

2,100

Standard-Pacific Corp.

60

292

Big 5 Sporting Goods Corp.

220

1,929

National CineMedia, Inc.

10

225

Regis Corp.

70

1,924

Hovnanian Enterprises, Inc.

Gaylord Entertainment Co.*

60

1,817

— Class A*†

20

212

California Pizza Kitchen,

Gaiam, Inc.*

10

173

Inc.*

130

1,704

MTR Gaming Group, Inc.*

10

70

Blue Nile, Inc.*

30

1,625

Orbitz Worldwide, Inc.*

10

69

Tween Brands, Inc.*

60

1,484

11

VARIABLE ANNUITY RUSSELL 2000® 1.5X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

LodgeNet Interactive Corp.*

10

$

61

Berry Petroleum Co. — Class

Total Consumer Discretionary

________

966,156

A

130

$

6,044

Willbros Group, Inc.*†

170

5,202

ENERGY 4.7%

General Maritime Corp.

210

4,958

Exterran Holdings, Inc.*†

460

29,688

GulfMark Offshore, Inc.*

90

4,925

Whiting Petroleum Corp.*

370

23,920

Bill Barrett Corp.*†

100

4,725

Atwood Oceanics, Inc.*†

240

22,013

Allis-Chalmers Energy,

Mariner Energy, Inc.*†

780

21,068

Inc.*†

340

4,689

Alpha Natural Resources,

Newpark Resources, Inc.*

910

4,641

Inc.*†

440

19,114

Golar LNG Ltd.

250

4,567

PetroHawk Energy Corp.*

920

18,556

NATCO Group, Inc.*

80

3,740

Penn Virginia Corp.†

410

18,077

Warren Resources, Inc.*

310

3,680

Oil States International,

Delta Petroleum Corp.*†

160

3,606

Inc.*†

380

17,028

Energy Partners Ltd.*

340

3,220

Swift Energy Co.*†

330

14,847

Double Hull Tankers, Inc.†

300

3,183

Atlas America, Inc.

240

14,506

Uranium Resources, Inc.*

530

3,175

Crosstex Energy, Inc.

410

13,919

Pacific Ethanol, Inc.*†

710

3,124

Hornbeck Offshore Services,

TXCO Resources, Inc.*†

240

2,971

Inc.*†

290

13,244

USEC, Inc.*†

790

2,923

W-H Energy Services, Inc.*†

190

13,081

Geokinetics, Inc.*

160

2,899

Encore Acquisition Co.*†

320

12,890

Oilsands Quest, Inc.*†

730

2,876

Stone Energy Corp.*

240

12,554

Dril-Quip, Inc.*

50

2,324

Rosetta Resources, Inc.*†

610

11,999

BPZ Resources, Inc.*†

100

2,173

World Fuel Services Corp.

410

11,509

Petroleum Development

EXCO Resources, Inc.*

620

11,470

Corp.*

20

1,385

Grey Wolf, Inc.*†

1,660

11,255

T-3 Energy Services, Inc. —

Comstock Resources, Inc.*

270

10,881

Class A*

30

1,277

Lufkin Industries, Inc.

170

10,849

Matrix Service Co.*†

60

1,031

Complete Production

Union Drilling, Inc.*

30

525

Services, Inc.*†

470

10,782

Gulfport Energy Corp.*†

40

424

Hercules Offshore*

410

10,299

Alon USA Energy, Inc.

20

304

ATP Oil & Gas Corp.*†

310

10,143

Ship Finance International

Carrizo Oil & Gas, Inc.*

170

10,076

Ltd.

10

263

Basic Energy Services, Inc.*†

450

9,936

Aventine Renewable Energy

ION Geophysical Corp.*

710

9,798

Holdings, Inc.*†

40

208

Clayton Williams Energy,

Total Energy

________

580,194

Inc.*†

180

9,448

Bristow Group, Inc.*

170

9,124

MATERIALS 3.3%

Bois d'Arc Energy, Inc.*

400

8,596

CF Industries Holdings, Inc.†

400

41,448

Trico Marine Services, Inc.*

220

8,573

Terra Industries, Inc.*†

700

24,871

PHI, Inc.*

270

8,516

Greif, Inc. — Class A†

300

20,379

Petroquest Energy, Inc.*

490

8,497

Quanex Corp.†

340

17,592

International Coal Group,

Texas Industries, Inc.†

270

16,230

Inc.*†

1,290

8,191

Hercules, Inc.

870

15,912

Parker Drilling Co.*

1,150

7,429

Olin Corp.†

800

15,808

Nordic American Tanker

AptarGroup, Inc.†

380

14,793

Shipping†

260

7,280

Worthington Industries, Inc.

790

13,327

Contango Oil & Gas Co.*

110

7,107

NewMarket Corp.

170

12,826

Arena Resources, Inc.*

170

6,581

Kaiser Aluminum Corp.

180

12,474

Pioneer Drilling Co.*†

390

6,213

Rock-Tenn Co. — Class A†

390

11,688

Dawson Geophysical Co.*

90

6,075

Ferro Corp.

670

9,956

12

VARIABLE ANNUITY RUSSELL 2000® 1.5X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

Hecla Mining Co.*†

890

$

9,932

Performance Food Group

A. Schulman, Inc.†

450

9,238

Co.*†

410

$

13,399

Headwaters, Inc.*†

660

8,705

Casey's General Stores, Inc.

580

13,108

Olympic Steel, Inc.

190

8,569

Central European Distribution

Neenah Paper, Inc.†

320

8,250

Corp.*†

180

10,474

Glatfelter

540

8,159

Pilgrim's Pride Corp.†

510

10,317

Schweitzer-Mauduit

Winn-Dixie Stores, Inc.*†

540

9,698

International, Inc.

350

8,099

Darling International, Inc.*†

710

9,194

Buckeye Technologies, Inc.*

700

7,812

Vector Group Ltd.†

520

9,147

Stepan Co.

200

7,646

Sanderson Farms, Inc.†

230

8,742

Koppers Holdings, Inc.

170

7,533

Spartan Stores, Inc.

410

8,548

Coeur d'Alene Mines Corp.*†

1,790

7,232

Pantry, Inc.*

400

8,432

Wausau Paper Corp.

810

6,691

Fresh Del Monte Produce,

Compass Minerals

Inc.*†

220

8,008

International, Inc.†

110

6,488

Chattem, Inc.*†

120

7,961

PolyOne Corp.*

950

6,051

J&J Snack Foods Corp.

280

7,692

Century Aluminum Co.*

90

5,962

Farmer Brothers Co.

300

6,942

Brush Engineered Materials,

Village Super Market

130

6,695

Inc.*

230

5,904

Nash Finch Co.†

190

6,456

OM Group, Inc.*

90

4,909

Ingles Markets, Inc. — Class

Calgon Carbon Corp.*†

320

4,816

A

260

6,393

Arch Chemicals, Inc.

120

4,471

Alliance One International,

Innospec, Inc.

210

4,452

Inc.*

980

5,919

Amcol International Corp.†

130

4,060

Central Garden and Pet Co. -

W.R. Grace & Co.*†

170

3,879

Class A*†

1,030

4,573

Schnitzer Steel Industries,

American Oriental

Inc. — Class A

50

3,551

Bioengineering, Inc.*

530

4,293

Sensient Technologies Corp.†

120

3,539

Ralcorp Holdings, Inc.*†

70

4,071

A.M. Castle & Co.

110

2,970

Ruddick Corp.

110

4,055

Spartech Corp.

310

2,620

Imperial Sugar Co., Inc.

200

3,764

Myers Industries, Inc.

180

2,363

Chiquita Brands International,

AbitibiBowater, Inc.†

180

2,324

Inc.*†

150

3,467

H.B. Fuller Co.†

110

2,245

Reddy Ice Holdings, Inc.

150

1,955

LSB Industries, Inc.*†

140

2,064

Green Mountain Coffee

Silgan Holdings, Inc.†

40

1,985

Roasters, Inc.*†

60

1,899

Minerals Technologies, Inc.

30

1,884

United Natural Foods, Inc.*

100

1,871

Rockwood Holdings, Inc.*

50

1,639

Hain Celestial Group, Inc.*†

60

1,770

RTI International Metals,

Cal-Maine Foods, Inc.†

30

1,001

Inc.*†

30

1,356

Synutra International, Inc.*†

30

938

Universal Stainless & Alloy*

30

891

Jones Soda Co.*

180

628

Georgia Gulf Corp.†

50

347

Pricesmart, Inc.

20

554

Kronos Worldwide, Inc.

10

242

Nu Skin Enterprises, Inc.

30

541

General Moly, Inc.*

30

240

Total Consumer Staples

________

240,739

ShengdaTech, Inc.*

20

170

Flotek Industries, Inc.*

10

146

UTILITIES 1.5%

Total Materials

________

406,738

ITC Holdings Corp.†

330

17,189

Cleco Corp.†

640

14,195

CONSUMER STAPLES 1.9%

New Jersey Resources Corp.†

445

13,817

Universal Corp.

260

17,038

Nicor, Inc.†

380

12,734

Flowers Foods, Inc.

660

16,335

NorthWestern Corp.

460

11,210

Longs Drug Stores Corp.†

350

14,861

Aquila, Inc.*

3,440

11,042

13

VARIABLE ANNUITY RUSSELL 2000® 1.5X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

Laclede Group, Inc.

300

$

10,689

Rural Cellular Corp. — Class

Otter Tail Power Co.†

300

10,617

A*†

30

$

1,327

UIL Holding Corp.

350

10,545

PAETEC Holding Corp.*

130

866

Portland General Electric

Total Telecommunication Services

________

105,467

Co.†

450

10,148

CH Energy Group, Inc.

250

9,725

Total Common Stocks

Unisource Energy Corp.†

410

9,127

(Cost $6,554,851)

________

7,281,804

Westar Energy, Inc.†

400

9,108

Piedmont Natural Gas Co.†

300

7,878

Face

California Water Service

Amount

Group

160

6,104

WGL Holdings, Inc.†

140

4,488

REPURCHASE AGREEMENTS

IDACORP, Inc.†

110

3,532

36.0%

Black Hills Corp.

90

3,220

Collateralized by U.S. Treasury

PNM Resources, Inc.†

210

2,619

Obligations

Ormat Technologies, Inc.

60

2,581

UBS, Inc. issued 03/31/08 at

Central Vermont Public

1.29% due 04/01/08

$ 1,195,208

1,195,208

Service Corp.†

80

1,912

Morgan Stanley issued 03/31/08

Northwest Natural Gas Co.†

40

1,738

at 1.35% due 04/01/08

1,092,814

1,092,814

Southwest Gas Corp.

60

1,678

Mizuho Financial Group, Inc.

South Jersey Industries, Inc.†

30

1,053

issued 03/31/08 at 1.30% due

Avista Corp.

40

782

04/01/08

1,092,814

1,092,814

Allete, Inc.

20

772

Lehman Brothers Holdings, Inc.

El Paso Electric Co.*

10

214

issued 03/31/08 at 1.15% due

04/01/08

1,085,172

________

1,085,172

Total Utilities

________

188,717

Total Repurchase Agreements

TELECOMMUNICATION SERVICES 0.8%

(Cost $4,466,008)

________

4,466,008

Time Warner Telecom, Inc.

— Class A*

1,090

16,884

SECURITIES LENDING COLLATERAL 18.1%

Cogent Communications

Investment in Securities Lending Short

Group, Inc.*†

640

11,718

Term

Premiere Global Services,

Investment Portfolio Held by

Inc.*†

800

11,472

U.S. Bank

2,247,980

________

2,247,980

Cincinnati Bell, Inc.*†

2,410

10,267

Syniverse Holdings, Inc.*

480

7,997

Total Securities Lending Collateral

NTELOS Holdings Corp.†

330

7,986

(Cost $2,247,980)

________

2,247,980

Atlantic Tele-Network, Inc.

230

7,781

Cbeyond, Inc.*†

360

6,764

Shenandoah

Total Investments 112.8%

Telecommunications Co.

420

6,233

(Cost $13,268,838)

$

__________

13,995,791

Alaska Communications

Liabilities in Excess of Other

Systems Group, Inc.

430

5,263

Assets – (12.8)%

$

__________

(1,585,236)

iPCS, Inc. — Class A

160

3,736

Net Assets – 100.0%

$      12,410,555

General Communication, Inc.

— Class A*

530

3,254

USA Mobility, Inc.*

320

2,285

Consolidated

Communications

Holdings, Inc.†

108

1,634

14

VARIABLE ANNUITY RUSSELL 2000® 1.5X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Unrealized

Contracts

Gain

Futures Contracts Purchased

June 2008 Russell 2000 Index

Mini Futures Contracts

(Aggregate Market Value of

Contracts $4,743,750)

69 $

51,631

Unrealized

Shares

Gain

Equity Index Swap Agreements ††

June 2008 Russell 2000 Index

Swap, Terminating 06/30/08**

(Notional Market Value

$3,905,981)

5,678 $

26,447

May 2008 Russell 2000 Index

Swap, Maturing 05/19/08**

(Notional Market Value

$2,854,023)

4,148

29,030

(Total Notional Market

Value $6,760,004)

$             55,477

*

Non-Income Producing Security.

**

Price Return based on Russell 2000 Index +/- financing at a

variable rate.

†

All or a portion of this security is on loan at March 31, 2008.

††

Cash was pledged as equity index swap collateral at March 31,

2008.

15